UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-334-1579
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2015, Sri Viswanath notified Groupon, Inc. (the “Company”) of his decision to resign as the Company’s Chief Technology Officer, effective January 1, 2016. Mr. Viswanath’s resignation was unrelated to any disagreement with the Company on any matter.

Jay Sullivan has been appointed Chief Product Officer and, in this capacity, will have responsibility for product and engineering. The Company expects to issue the press release attached as Exhibit 99.1 announcing this appointment and other organizational changes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
99.1	Press Release announcing organizational changes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: December 4, 2015	By:	/s/ Brian Kayman
	Name:	Brian Kayman
	Title:	Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release announcing organizational changes